SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2005

National Global MBS Manager Pty Ltd

ABN 36 102 668 226

formerly National Global MBS Manager, Inc.

(Exact name of registrant as specified in its charter)

Victoria, Australia	File No.333-53160	59-3689298
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 24 500 Bourke Street MELBOURNE VICTORIA 3000 AUSTRALIA
(Address of registered office) (zip code)

Registrant’s telephone number, including area code: +61 3 8641 0296

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01.  Financial Statements and Exhibits

The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

(c) Exhibits.

Exhibit No.	Description

19.1

Investor’s Quarterly Report for National RMBS Trust 2004-1, Mortgage Backed Floating Rate, Series 2004-1, relating to the June 20, 2005 payment date issued pursuant to Section 14.1 and Section 14.7 of the Master Trust Deed among National Global MBS Manager Pty Ltd, formerly National Global MBS Manger, Inc., as Global Trust Manager and Perpetual Trustee Company Limited, as Indenture Trustee, dated as of January 3, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL GLOBAL MBS MANAGER PTY LTD

Jacqualyn L Turfrey

Date: 30 June 2005	Title: Company Secretary